UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2024
______________________
RINGCENTRAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36089	94-3322844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20 Davis Drive, Belmont, CA 94002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 472-4100
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	RNG	New York Stock Exchange
par value $0.0001
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On December 31, 2024, RingCentral, Inc. (the “Company”) held its 2024 annual meeting of stockholders virtually (the “Annual Meeting”).
Stockholders of record of the Company at the close of business on November 18, 2024 (the “Record Date”) were entitled to vote at the Annual Meeting.
Each share of Class A common stock was entitled to one vote on each proposal, each share of Class B common stock was entitled to ten votes on each proposal, and each share of Series A convertible preferred stock was, on an as-converted basis, entitled to one vote on each proposal. The Class A common stock, Class B common stock, and Series A convertible preferred stock voted as a single class on all matters.
Present at the Annual Meeting in person (including virtually) or by proxy were holders of 69,864,915 shares of Class A common stock, representing 69,864,915 votes of Class A common stock, and 9,641,205 shares of Class B common stock, representing 96,412,050 votes of Class B common stock, together representing a total of 166,276,965 votes, or approximately 92.34% of the eligible votes, and constituting a quorum.
The stockholders of the Company voted on the following items at the Annual Meeting:
1.To elect six (6) directors to the Company's Board of Directors (the “Board”) to serve until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified;
2.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024; and
3.To approve, on an advisory (non-binding) basis, the named executive officers’ compensation as disclosed in the proxy statement.
The voting results for each of these proposals are detailed below.
Proposal 1: The Company’s stockholders elected six directors to the Board to serve for a one year term until the 2025 annual meeting of stockholders. The votes for each director were as follows:

Nominee	For	Withheld	Broker Non-Votes
Vladimir Shmunis	147,876,695	10,997,424	7,402,846
Prat Bhatt	153,745,108	5,129,011	7,402,846
Mignon Clyburn	143,914,768	14,959,351	7,402,846
Kenneth Goldman	137,209,407	21,664,712	7,402,846
Amy Guggenheim Shenkan	155,336,714	3,537,405	7,402,846
Robert Theis	126,344,017	32,530,102	7,402,846
Proposal 2. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The votes regarding the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
165,062,917	1,138,736	75,312
Proposal 3. The Company’s stockholders voted, on an advisory basis, in favor of the named executive officers’ compensation as disclosed in the proxy statement. The votes regarding the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
116,361,074	42,486,997	26,048	7,402,846

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 3, 2025

RINGCENTRAL, INC.

By:	/s/ Abhey Lamba
Name:	Abhey Lamba
Title:	Chief Financial Officer